UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	PGIM High Yield Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	5/31/2020

Date of reporting period:	11/30/2019

Item 1 – Reports to Stockholders

PGIM HIGH YIELD BOND FUND, INC.

SEMIANNUAL REPORT

NOVEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income

Highlights (unaudited)

•

Security selection in the healthcare & pharmaceutical, electric utility, and metals & mining industries was the primary driver of Fund returns. In individual security selection, the Fund’s positioning in GenOn Holdings Inc., Refinitiv US Holdings Inc., and Tenet Healthcare Corp. all contributed to performance.

•	Industry selection within the building materials & home construction, technology, and automotive sectors also boosted performance.

•

Security selection within the upstream energy, chemicals, and automotive sectors hindered the Fund’s results. In individual security selection, the Fund’s positioning in Chesapeake Energy Corp., Alta Mesa Resources Inc., and Antero Resources Corp. all detracted from performance.

•	Industry selection within upstream energy was negative.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM High Yield Bond Fund, Inc.	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the semiannual report for PGIM High Yield Bond Fund informative and useful. The report covers performance for the six-month period ended November 30, 2019.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Bond Fund, Inc.

January 15, 2020

PGIM High Yield Bond Fund, Inc.	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in below-investment-grade fixed income instruments.

Performance Snapshot as of 11/30/19
Price per Share	Total Return for Six Months Ended 11/30/19
$16.60 (NAV)	6.29%
$14.95 (Market Price)	11.87%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC

Key Fund Statistics as of 11/30/19
Duration	3.9 years	Average Maturity	5.6 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 11/30/19 (%)
BBB	5.1
BB	37.0
B	42.4
CCC	10.0
CC	0.1
C	0.3
Not Rated	0.5
Cash/Cash Equivalents	4.6
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s, S&P, or Fitch. Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 11/30/19
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 11/30/19
$0.615	$0.105	8.43%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of November 30, 2019.

PGIM High Yield Bond Fund, Inc.	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s net asset value (NAV) total return was 6.29% in the six-month reporting period that ended November 30, 2019, outperforming the 4.20% return of the Bloomberg Barclays US High Yield 1% Issuer Constrained Index (the Index).

What were conditions like in the US high yield corporate bond market?

•

Early in the reporting period, high yield bonds benefited from a broad rally in risk assets on the back of dovish commentary from the Federal Reserve (the Fed). Sentiment shifted somewhat during the third quarter of 2019 amid a backdrop of weakening global economic data and aggressive central bank action across the globe to combat it. News on the lingering US-China trade war was a key driver of price action day to day over the third quarter, and that carried over for the remainder of the period as the high yield asset class etched out modest positive total returns in October and November.

•

For the period, spreads on the Index tightened 60 basis points (bps) to 376 bps. (One basis point equals 0.01%.) By quality tiers, higher-quality (double-BB and single-B rated) credits outperformed, while triple-CCC rated credits underperformed. By industry, outperformers included the financial, automotive, and cable sectors. Meanwhile, the energy and telecom sectors lagged. According to Moody’s, the dollar-weighted US speculative-grade bond default rate ended November at 2.91%.

What worked?

•	Security selection in the healthcare & pharmaceutical, electric utility, and metals & mining industries was the primary driver of Fund returns.

•	Industry selection within the building materials & home construction, technology, and automotive sectors also boosted performance.

•	In individual security selection, the Fund’s positioning in GenOn Holdings Inc., Refinitiv US Holdings Inc., and Tenet Healthcare Corp. all contributed to performance.

What didn’t work?

•	Security selection within the upstream energy, chemicals, and automotive sectors hindered the Fund’s results.

•	Industry selection within upstream energy was negative.

•	In individual security selection, the Fund’s positioning in Chesapeake Energy Corp., Alta Mesa Resources Inc., and Antero Resources Corp. all detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded

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the cost of borrowing. As of November 30, 2019, the Fund had borrowed $180 million and was about 24.5% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 24.5%.

Did the Fund use derivatives?

The Fund used credit derivatives to manage the overall risk profile of the Fund. The impact was marginally negative.

Current outlook

•

PGIM Fixed Income is constructive on US high yield. With trade war risks waning, 2020 US election tail risks looking less likely, and a Fed that is far from hiking interest rates any time soon, US high yield looks attractive over the medium term. The near term looks even stronger as technicals are very supportive (limited net new supply and high cash balances), and PGIM Fixed Income believes many participants are defensively positioned (and likely to change their sentiment in early 2020). Credit fundamentals are supportive also; the usual signs of late-cycle behavior are quite muted in US high yield. The more challenged sectors like energy and commodities already trade at discounted levels and are likely to benefit somewhat from the stabilization of the global economy in 2020. While PGIM Fixed Income expects defaults to increase slightly over the next 12 months (mostly due to the energy sector), they should remain below historical averages and may even surprise for the better. PGIM Fixed Income prefers single-B rated credits and is taking advantage of the current steepness of the spread curve through an underweight to low-spread, front-end paper and an overweight to the belly (4-7 years) of the maturity curve.

•

Key positioning themes are overweights to the building materials & home construction, technology, and telecom sectors. The Fund is also overweight the electric utilities sector. Financials is the largest underweight. Other underweights include the railroads, paper, and airlines industries.

Benchmark Definitions

Bloomberg Barclays US High Yield 1% Constrained Index—The Bloomberg Barclays US Corporate High Yield 1% Issuer Constrained Index (the Index) is an unmanaged index which covers the universe of US non-investment-grade debt. Issuers are capped at 1% of the Index.

Source: Bloomberg Barclays

Investors cannot invest directly in an index.

PGIM High Yield Bond Fund, Inc.	9

Strategy and Performance Overview (continued)

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgiminvestments.com.

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Schedule of Investments (unaudited)

as of November 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 124.6%

BANK LOANS 9.6%

Auto Manufacturers 0.4%
Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	5.270	%(c)	11/06/24	2,227	$2,212,017

Chemicals 1.0%
Alpha Bidco, Inc. (United Kingdom), Initial Term B-1 Loan, 3 Month LIBOR + 3.000%	5.104	(c)	01/31/24	3,000	2,953,749
Solenis International LP,
First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%	5.805	(c)	06/26/25	2,021	1,904,947
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	10.409	(c)	06/26/26	1,000	905,000
					5,763,696

Computers 1.6%
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.202	(c)	09/29/25	3,619	3,630,811
Term B USD Loan, 1 Month LIBOR + 3.750%	5.452	(c)	09/30/24	4,952	4,954,490
					8,585,301

Electric 0.4%
Heritage Power LLC, Term Loan B, 3 Month LIBOR + 6.000%^	8.205	(c)	07/30/26	2,150	2,077,437

Entertainment 0.1%
Scientific Games International, Inc., Initial Term B-5 Loan, 1 Month LIBOR + 2.750%	4.452	(c)	08/14/24	299	297,969

Healthcare-Products 0.1%
Mallinckrodt International Finance SA,
2017 Term B Loan, 3 Month LIBOR + 2.750%	4.854	(c)	09/24/24	466	360,567
Term Loan	—	(p)	02/24/25	184	141,487
					502,054

Healthcare-Services 0.1%
MPH Acquisition Holdings LLC, Initial Term Loan, 3 Month LIBOR + 2.750%	4.854	(c)	06/07/23	750	714,844

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	11

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Insurance 0.5%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	8.202	%(c)	08/04/25	2,725	$2,736,922

Media 0.2%
iHeartCommunications, Inc., Term Loan, 1 Month LIBOR + 4.000%	5.781	(c)	05/01/26	1,310	1,318,058

Oil & Gas 0.4%
Citgo Holding, Inc., Term Loan, 1 Month LIBOR + 7.000%	8.702	(c)	08/01/23	575	580,750
CITGO Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 5.000%^	7.104	(c)	03/27/24	871	877,155
Term B Loan, 3 Month LIBOR + 4.500%	6.604	(c)	07/29/21	843	844,923

					2,302,828

Pharmaceuticals 0.2%
NVA Holdings, Inc., Term B-3 Loan (First Lien), PRIME + 1.750%	6.500	(c)	02/02/25	1,233	1,230,419

Retail 0.4%
CEC Entertainment, Inc., Term B Loan, 1 Month LIBOR + 6.500%	8.202	(c)	08/31/26	563	535,078
Sally Holdings LLC, Term B-2 Loan	4.500		07/05/24	1,625	1,580,313

					2,115,391

Software 0.9%
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	9.446	(c)	06/13/25	1,400	1,340,500
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	5.696	(c)	06/13/24	3,855	3,763,900

					5,104,400

Telecommunications 3.3%
Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	5.340	(c)	05/27/24	3,352	2,801,023

See Notes to Financial Statements.

12

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-5 Term Loan	6.625%		01/02/24	4,795	$4,765,031
Iridium Satellite LLC,
Initial Term Loan, 1 Month LIBOR + 3.750%	5.452	(c)	10/18/26	500	504,844
West Corp.,
Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	5.814	(c)	10/10/24	1,997	1,621,274
Xplornet Communications, Inc. (Canada),
New Term B Loan, 3 Month LIBOR + 4.000%	6.104	(c)	09/09/21	8,453	8,431,835

					18,124,007

TOTAL BANK LOANS
(cost $53,778,108)					53,085,343

CORPORATE BONDS 114.5%

Advertising 1.0%
National CineMedia LLC,
Sr. Sec’d. Notes, 144A	5.875		04/15/28	1,125	1,173,865
Sr. Unsec’d. Notes	5.750		08/15/26	1,175	1,128,118
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes(aa)	5.625		02/15/24	2,975	3,057,349

					5,359,332

Aerospace & Defense 2.8%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.500		12/01/24	3,000	3,080,221
Sr. Unsec’d. Notes, 144A	7.500		03/15/25	800	811,030
Sr. Unsec’d. Notes, 144A(aa)	7.875		04/15/27	2,525	2,536,902
Sr. Unsec’d. Notes, 144A(aa)	8.750		12/01/21	6,900	7,478,956
SSL Robotics LLC, Sr. Sec’d. Notes, 144A	9.750		12/31/23	1,350	1,407,532

					15,314,641

Agriculture 0.4%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500		11/01/26	650	666,771
Sr. Sec’d. Notes, 144A(aa)	6.125		02/01/25	1,700	1,625,548

					2,292,319

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	13

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 1.4%
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A	5.875%	06/01/29	794	$858,242
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	2,900	2,540,083
Sr. Unsec’d. Notes	5.291	12/08/46	3,300	3,088,761
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.584	03/18/24	310	331,296
Navistar International Corp., Gtd. Notes, 144A	6.625	11/01/25	795	820,534

				7,638,916

Auto Parts & Equipment 2.6%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875	08/15/26	3,525	3,003,149
American Axle & Manufacturing, Inc.,
Gtd. Notes(aa)	6.250	04/01/25	1,350	1,377,901
Gtd. Notes(aa)	6.250	03/15/26	1,236	1,240,550
Gtd. Notes(aa)	6.500	04/01/27	2,875	2,903,750
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A(aa)	5.625	11/15/26	2,100	1,801,715
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	500	523,762
Gtd. Notes, 144A(aa)	6.500	06/01/26	2,865	3,036,991
Titan International, Inc., Sr. Sec’d. Notes	6.500	11/30/23	875	725,127

				14,612,945

Banks 0.9%
CIT Group, Inc., Sub. Notes(aa)	6.125	03/09/28	1,500	1,757,210
Popular, Inc. (Puerto Rico), Sr. Unsec’d. Notes	6.125	09/14/23	2,875	3,090,052

				4,847,262

Beverages 0.3%
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A	5.500	04/01/25	1,365	1,430,091

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials 3.0%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.450%	11/19/29	380	$384,990
Cornerstone Building Brands, Inc., Gtd. Notes, 144A	8.000	04/15/26	1,350	1,374,066
Griffon Corp., Gtd. Notes(aa)	5.250	03/01/22	3,553	3,581,437
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	680	720,148
Gtd. Notes, 144A	5.750	09/15/26	775	822,406
Patrick Industries, Inc., Sr. Unsec’d. Notes, 144A	7.500	10/15/27	975	1,026,289
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(aa)	4.750	01/15/28	2,475	2,558,086
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes	6.125	07/15/23	170	173,123
Gtd. Notes, 144A	6.500	03/15/27	1,500	1,607,697
U.S. Concrete, Inc., Gtd. Notes(aa)	6.375	06/01/24	3,900	4,065,307

				16,313,549

Chemicals 5.7%
Ashland LLC, Gtd. Notes	6.875	05/15/43	2,125	2,439,048
Atotech Alpha 2 BV (Germany), Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%(aa)	8.750	06/01/23	2,925	2,896,084
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	1,485	1,248,435
Gtd. Notes(aa)	6.625	05/15/23	3,830	3,802,496
Gtd. Notes(aa)	7.000	05/15/25	1,500	1,395,373
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A(aa)	6.750	08/15/24	2,255	2,063,348
Hexion, Inc., Gtd. Notes, 144A(aa)	7.875	07/15/27	2,200	2,221,475
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	1,585	1,598,449
Sr. Unsec’d. Notes, 144A	5.250	06/01/27	2,400	2,430,790
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A(aa)	7.250	04/01/25	1,775	1,724,918

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	15

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands), Sr. Unsec’d. Notes, 144A	8.000%	10/01/26	2,405	$2,512,712
TPC Group, Inc., Sr. Sec’d. Notes, 144A(aa)	10.500	08/01/24	1,875	1,882,573
Tronox Finance PLC, Gtd. Notes, 144A	5.750	10/01/25	940	929,633
Tronox, Inc., Gtd. Notes, 144A(aa)	6.500	04/15/26	3,025	3,047,301
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A	5.750	07/15/25	1,225	1,112,429
WR Grace & Co-Conn, Gtd. Notes, 144A	5.625	10/01/24	100	109,251

				31,414,315

Coal 0.0%
Warrior Met Coal, Inc., Sr. Sec’d. Notes, 144A	8.000	11/01/24	100	100,957

Commercial Services 4.5%
AMN Healthcare, Inc., Gtd. Notes, 144A	4.625	10/01/27	400	403,007
Laureate Education, Inc., Gtd. Notes, 144A(aa)	8.250	05/01/25	2,500	2,705,938
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A(aa)	5.500	10/01/21	677	678,818
Refinitiv US Holdings, Inc., Gtd. Notes, 144A(aa)	8.250	11/15/26	7,662	8,601,722
United Rentals North America, Inc.,
Gtd. Notes(aa)	4.875	01/15/28	7,025	7,328,002
Gtd. Notes	5.250	01/15/30	1,425	1,513,753
Gtd. Notes(aa)	6.500	12/15/26	1,800	1,969,892
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	1,750	1,881,404

				25,082,536

Computers 1.9%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A(aa)	9.750	09/01/26	6,865	6,434,857

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)
Everi Payments, Inc., Gtd. Notes, 144A(aa)	7.500%	12/15/25	1,455	$1,538,976
MTS Systems Corp., Gtd. Notes, 144A	5.750	08/15/27	360	375,484
NCR Corp., Gtd. Notes, 144A(aa)	5.750	09/01/27	1,000	1,034,260
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec’d. Notes, 144A	6.750	06/01/25	1,025	1,055,729

				10,439,306

Distribution/Wholesale 0.4%
Anixter, Inc., Gtd. Notes	6.000	12/01/25	1,300	1,362,049
H&E Equipment Services, Inc., Gtd. Notes	5.625	09/01/25	689	726,889

				2,088,938

Diversified Financial Services 4.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	250	264,899
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27	2,400	2,526,281
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A	5.125	10/01/23	2,125	2,294,770
Gtd. Notes, 144A	5.500	01/15/23	1,875	2,019,628
Fairstone Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	07/15/24	1,030	1,114,022
LPL Holdings, Inc., Gtd. Notes, 144A	5.750	09/15/25	1,280	1,350,188
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A(aa)	8.125	07/15/23	6,200	6,630,183
Navient Corp., Sr. Unsec’d. Notes, MTN(aa)	8.000	03/25/20	132	134,101
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.500	02/15/24	150	164,516
Springleaf Finance Corp.,
Gtd. Notes	5.375	11/15/29	575	592,472
Gtd. Notes	6.625	01/15/28	500	553,383

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	17

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Springleaf Finance Corp., (cont’d.)
Gtd. Notes(aa)	6.875%	03/15/25	350	$400,013
Gtd. Notes(aa)	7.125	03/15/26	6,074	7,001,337

				25,045,793

Electric 4.1%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.875	01/15/24	550	559,389
Sr. Unsec’d. Notes	5.375	01/15/23	1,330	1,348,298
Sr. Unsec’d. Notes(aa)	5.500	02/01/24	2,350	2,391,832
Sr. Unsec’d. Notes(aa)	5.750	01/15/25	6,325	6,484,804
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders, Sub. Notes, 144A, Cash coupon 13.000% or PIK 13.000%	13.000	06/01/24	264	265,233
Keystone & Conemaugh Pass-Through Certificates, Gtd. Notes, 144A	9.000	12/01/23	86	87,428
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28	2,150	2,329,886
Gtd. Notes, 144A	5.250	06/15/29	400	428,970
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	1,100	1,143,247
Sr. Unsec’d. Notes, 144A(aa)	5.625	02/15/27	6,950	7,303,156

				22,342,243

Energy-Alternate Sources 0.1%
Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsec’d. Notes, 144A	6.500	01/15/26	600	623,937

Engineering & Construction 0.9%
AECOM,
Gtd. Notes(aa)	5.125	03/15/27	2,490	2,671,032
Gtd. Notes	5.875	10/15/24	675	739,944
TopBuild Corp., Gtd. Notes, 144A(aa)	5.625	05/01/26	1,656	1,734,023

				5,144,999

Entertainment 6.5%
AMC Entertainment Holdings, Inc., Gtd. Notes(aa)	5.875	11/15/26	3,900	3,513,926

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A(aa)	5.250%	10/15/25	3,975	$4,104,560
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A(aa)	6.000	03/15/22	4,000	4,082,959
Eldorado Resorts, Inc., Gtd. Notes(aa)	7.000	08/01/23	1,950	2,038,117
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625	04/15/26	1,625	1,721,485
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.500	02/15/25	2,450	2,748,492
Jacobs Entertainment, Inc., Sec’d. Notes, 144A(aa)	7.875	02/01/24	2,500	2,656,361
Lions Gate Capital Holdings LLC, Gtd. Notes, 144A(aa)	6.375	02/01/24	2,945	2,873,395
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	2,055	2,133,530
Scientific Games International, Inc.,
Gtd. Notes(aa)	6.625	05/15/21	3,025	3,071,647
Gtd. Notes	10.000	12/01/22	1,137	1,168,002
Gtd. Notes, 144A(aa)	8.250	03/15/26	2,075	2,245,229
Sr. Unsec’d. Notes, 144A	7.000	05/15/28	700	728,828
Sr. Unsec’d. Notes, 144A	7.250	11/15/29	700	731,405
Twin River Worldwide Holdings, Inc., Sr. Unsec’d. Notes, 144A(aa)	6.750	06/01/27	1,470	1,513,974
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Sr. Unsec’d. Notes, 144A	5.125	10/01/29	510	540,700

				35,872,610

Foods 3.2%
B&G Foods, Inc., Gtd. Notes(aa)	5.250	04/01/25	1,575	1,591,282
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	5.750	06/15/25	450	467,685
Gtd. Notes, 144A	5.875	07/15/24	500	515,421
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A(aa)	6.500	04/15/29	2,025	2,253,723
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	2,000	2,139,773
Pilgrim’s Pride Corp., Gtd. Notes, 144A(aa)	5.875	09/30/27	6,150	6,651,602

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	19

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Post Holdings, Inc.,
Gtd. Notes, 144A	5.500%	12/15/29	1,825	$1,922,236
Gtd. Notes, 144A	5.625	01/15/28	686	736,442
Gtd. Notes, 144A	5.750	03/01/27	1,350	1,445,552

				17,723,716

Gas 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	600	642,532
Sr. Unsec’d. Notes(aa)	5.625	05/20/24	225	240,315
Sr. Unsec’d. Notes(aa)	5.750	05/20/27	3,250	3,546,900
Sr. Unsec’d. Notes	5.875	08/20/26	675	741,886

				5,171,633

Healthcare-Services 7.4%
Acadia Healthcare Co., Inc., Gtd. Notes(aa)	5.625	02/15/23	2,050	2,092,036
Centene Corp.,
Sr. Unsec’d. Notes, 144A	4.250	12/15/27	1,050	1,078,788
Sr. Unsec’d. Notes, 144A	4.625	12/15/29	1,060	1,108,924
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A	8.125	06/30/24	950	743,574
Sr. Sec’d. Notes(aa)	6.250	03/31/23	1,075	1,067,172
Encompass Health Corp., Gtd. Notes	4.750	02/01/30	740	764,840
Hadrian Merger Sub, Inc., Sr. Unsec’d. Notes, 144A(aa)	8.500	05/01/26	1,377	1,376,680
HCA, Inc.,
Gtd. Notes(aa)	5.625	09/01/28	3,700	4,198,514
Sr. Sec’d. Notes(aa)	4.750	05/01/23	4,700	5,027,616
MEDNAX, Inc., Gtd. Notes, 144A(aa)	6.250	01/15/27	3,575	3,652,719
Molina Healthcare, Inc., Sr. Unsec’d. Notes(aa)	5.375	11/15/22	1,610	1,707,824
Polaris Intermediate Corp., Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%(aa)	8.500	12/01/22	2,110	1,748,969
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A(aa)	9.750	12/01/26	4,425	4,893,822

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Surgery Center Holdings, Inc., Gtd. Notes, 144A	10.000%	04/15/27	1,750	$1,840,805
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A	5.125	11/01/27	375	391,975
Sr. Unsec’d. Notes(aa)	6.750	06/15/23	3,825	4,138,632
Sr. Unsec’d. Notes	6.875	11/15/31	325	308,206
Sr. Unsec’d. Notes(aa)	7.000	08/01/25	3,150	3,311,438
Sr. Unsec’d. Notes(aa)	8.125	04/01/22	1,050	1,150,602

				40,603,136

Home Builders 8.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A(aa)	9.875	04/01/27	2,608	2,927,419
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	1,350	1,332,406
Sr. Unsec’d. Notes, 144A(aa)	7.250	10/15/29	2,675	2,835,183
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(aa)	6.125	07/01/22	3,250	3,306,322
Century Communities, Inc., Gtd. Notes, 144A(aa)	6.750	06/01/27	1,750	1,861,927
Forestar Group, Inc., Gtd. Notes, 144A	8.000	04/15/24	1,025	1,108,456
KB Home,
Gtd. Notes	4.800	11/15/29	525	533,707
Gtd. Notes	6.875	06/15/27	1,600	1,825,781
Lennar Corp.,
Gtd. Notes(aa)	4.125	01/15/22	1,875	1,924,955
Gtd. Notes	6.250	12/15/21	350	369,061
M/I Homes, Inc.,
Gtd. Notes(aa)	5.625	08/01/25	1,000	1,045,260
Gtd. Notes(aa)	6.750	01/15/21	3,225	3,239,685
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	850	865,933
Sr. Unsec’d. Notes, 144A	6.500	10/01/25	300	320,467
Sr. Unsec’d. Notes, 144A	6.875	12/15/23	2,475	2,564,986
Meritage Homes Corp., Gtd. Notes(aa)	5.125	06/06/27	2,748	2,933,292
New Home Co., Inc. (The), Gtd. Notes(aa)	7.250	04/01/22	3,150	2,998,881

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	21

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
PulteGroup, Inc., Gtd. Notes	5.000%	01/15/27	812	$887,237
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	800	855,787
Gtd. Notes, 144A	5.875	06/15/27	400	433,365
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A(aa)	5.625	03/01/24	1,873	2,014,317
TRI Pointe Group, Inc., Gtd. Notes(aa)	4.875	07/01/21	2,400	2,462,258
William Lyon Homes, Inc.,
Gtd. Notes(aa)	5.875	01/31/25	2,525	2,599,039
Gtd. Notes	6.000	09/01/23	50	52,307
Gtd. Notes(aa)	7.000	08/15/22	308	308,637
Gtd. Notes, 144A(aa)	6.625	07/15/27	2,800	3,022,028

				44,628,696

Home Furnishings 0.1%
Tempur Sealy International, Inc., Gtd. Notes	5.625	10/15/23	775	798,216

Household Products/Wares 0.0%
Spectrum Brands, Inc., Gtd. Notes, 144A	5.000	10/01/29	250	254,836

Housewares 0.2%
Scotts Miracle-Gro Co. (The),
Gtd. Notes	5.250	12/15/26	170	180,410
Sr. Unsec’d. Notes, 144A	4.500	10/15/29	1,125	1,138,391

				1,318,801

Internet 1.4%
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes(aa)	6.000	04/01/23	7,705	7,905,831

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel 0.8%
Cleveland-Cliffs, Inc.,
Gtd. Notes	5.750%	03/01/25	728	$729,213
Gtd. Notes, 144A(aa)	5.875	06/01/27	3,805	3,667,193

				4,396,406

Lodging 1.4%
Boyd Gaming Corp., Gtd. Notes	6.000	08/15/26	723	771,539
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A(aa)	10.250	11/15/22	1,775	1,882,066
Sr. Sec’d. Notes, 144A(aa)	6.750	11/15/21	3,100	3,162,023
Marriott Ownership Resorts, Inc., Gtd. Notes, 144A	4.750	01/15/28	460	471,526
MGM Resorts International, Gtd. Notes	5.500	04/15/27	1,050	1,156,145

				7,443,299

Machinery-Diversified 0.5%
Cloud Crane LLC, Sec’d. Notes, 144A(aa)	10.125	08/01/24	2,475	2,562,409

Media 7.8%
AMC Networks, Inc., Gtd. Notes	4.750	08/01/25	195	193,531
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/23	4,455	4,571,261
Sr. Unsec’d. Notes, 144A(aa)	5.375	06/01/29	2,375	2,544,794
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	500	527,986
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A(aa)	9.250	02/15/24	8,036	8,862,035
Sr. Sec’d. Notes, 144A	5.125	08/15/27	650	677,142
Cumulus Media New Holdings, Inc., Sr. Sec’d. Notes, 144A	6.750	07/01/26	900	957,438
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A(aa)	6.625	08/15/27	2,920	2,844,082
Sr. Sec’d. Notes, 144A	5.375	08/15/26	925	941,501
DISH DBS Corp., Gtd. Notes(aa)	7.750	07/01/26	6,300	6,531,836

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	23

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Entercom Media Corp.,
Gtd. Notes, 144A	7.250%	11/01/24	500	$527,676
Sec’d. Notes, 144A	6.500	05/01/27	860	906,123
Gray Television, Inc.,
Gtd. Notes, 144A	5.125	10/15/24	125	129,486
Gtd. Notes, 144A(aa)	7.000	05/15/27	1,950	2,160,999
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	5.375	08/15/27	550	578,858
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.625	02/15/25	3,425	3,439,013
Sr. Unsec’d. Notes, 144A(aa)	6.875	02/15/23	1,055	1,076,361
Scripps Escrow, Inc., Sr. Unsec’d. Notes, 144A	5.875	07/15/27	1,190	1,224,025
TEGNA, Inc., Gtd. Notes(aa)	6.375	10/15/23	1,910	1,970,712
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(aa)	5.125	05/15/23	2,550	2,517,960

				43,182,819

Metal Fabricate/Hardware 0.2%
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A(aa)	9.875	06/15/23	955	1,006,831

Mining 3.7%
Compass Minerals International, Inc., Gtd. Notes, 144A	6.750	12/01/27	1,100	1,137,988
Constellium SE, Gtd. Notes, 144A(aa)	6.625	03/01/25	2,380	2,480,402
Eldorado Gold Corp. (Canada), Sec’d. Notes, 144A(aa)	9.500	06/01/24	1,750	1,875,682
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	03/01/26	500	484,947
Gtd. Notes, 144A	7.250	05/15/22	765	772,912
Gtd. Notes, 144A	7.500	04/01/25	1,780	1,763,280
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	4.500	09/15/27	1,030	1,029,384
Freeport-McMoRan, Inc.,
Gtd. Notes	3.550	03/01/22	643	649,212
Gtd. Notes(aa)	3.875	03/15/23	2,100	2,142,511

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
IAMGOLD Corp. (Canada), Gtd. Notes, 144A(aa)	7.000%	04/15/25		1,750	$1,783,071
New Gold, Inc. (Canada),
Gtd. Notes, 144A(aa)	6.250	11/15/22		1,600	1,591,954
Gtd. Notes, 144A	6.375	05/15/25		1,150	1,043,628
Novelis Corp.,
Gtd. Notes, 144A	5.875	09/30/26		1,575	1,654,185
Gtd. Notes, 144A(aa)	6.250	08/15/24		2,063	2,167,634

					20,576,790

Miscellaneous Manufacturing 0.1%
Amsted Industries, Inc., Gtd. Notes, 144A	5.625	07/01/27		575	607,106
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875	11/01/24		225	203,708

					810,814

Oil & Gas 9.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	(d)	5,325	431,210
Antero Resources Corp.,
Gtd. Notes(aa)	5.000	03/01/25		1,900	1,229,604
Gtd. Notes(aa)	5.625	06/01/23		3,925	2,773,034
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	11/01/26		450	346,519
Sr. Unsec’d. Notes, 144A(aa)	10.000	04/01/22		4,944	4,745,571
Chesapeake Energy Corp., Gtd. Notes	8.000	06/15/27		5,680	2,717,509
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24		1,750	1,837,544
CNX Resources Corp.,
Gtd. Notes(aa)	5.875	04/15/22		3,263	3,184,798
Gtd. Notes, 144A	7.250	03/14/27		1,350	1,135,506
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625	10/15/25		575	566,879
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000	05/15/21		250	219,659
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.500	01/30/26		1,925	1,971,092

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	25

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Endeavor Energy Resources LP/EER Finance, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.750%	01/30/28	975	$1,019,938
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/26	2,702	1,263,529
Gtd. Notes, 144A	7.375	05/15/24	975	442,008
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25	1,075	932,465
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	1,658	1,390,002
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(aa)	6.375	01/30/23	5,500	5,389,536
Gtd. Notes, 144A(aa)	7.000	03/31/24	325	318,571
Nabors Industries, Inc., Gtd. Notes(aa)	5.750	02/01/25	3,900	3,042,000
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	7.125	01/15/26	2,560	2,239,402
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	1,000	815,426
Gtd. Notes(aa)	5.000	03/15/23	2,675	2,323,889
Gtd. Notes(aa)	5.875	07/01/22	458	442,153
Sunoco LP/Sunoco Finance Corp., Gtd. Notes(aa)	4.875	01/15/23	1,450	1,488,916
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	1,870	1,673,650
Gtd. Notes, 144A	7.500	01/15/26	3,200	2,878,516
Valaris PLC, Sr. Unsec’d. Notes(aa)	7.750	02/01/26	3,112	1,410,560
WPX Energy, Inc.,
Sr. Unsec’d. Notes(aa)	5.250	09/15/24	1,650	1,686,611
Sr. Unsec’d. Notes	5.250	10/15/27	1,225	1,226,914

				51,143,011

Oil & Gas Services 0.1%
Nine Energy Service, Inc., Gtd. Notes, 144A(aa)	8.750	11/01/23	675	517,271

Packaging & Containers 1.1%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27	1,275	1,270,384

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375%	08/15/25	500	$528,973
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec’d. Notes	5.750	10/15/20	4,143	4,147,440

				5,946,797

Pharmaceuticals 1.4%
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	6.125	04/15/25	4,600	4,782,869
Gtd. Notes, 144A	7.000	01/15/28	825	904,129
Gtd. Notes, 144A(aa)	7.250	05/30/29	1,110	1,245,802
NVA Holdings, Inc., Gtd. Notes, 144A	6.875	04/01/26	800	874,622

				7,807,422

Pipelines 2.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes(aa)	5.375	09/15/24	530	454,271
Gtd. Notes, 144A(aa)	5.750	01/15/28	2,425	1,881,561
CNX Midstream Partners LP/CNX Midstream Finance Corp., Sr. Unsec’d. Notes, 144A	6.500	03/15/26	900	820,819
DCP Midstream Operating LP, Gtd. Notes	5.125	05/15/29	1,375	1,394,043
Global Partners LP/GLP Finance Corp.,
Gtd. Notes(aa)	7.000	06/15/23	825	848,571
Gtd. Notes, 144A	7.000	08/01/27	1,000	1,046,954
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875	08/15/27	25	26,499
Sr. Unsec’d. Notes, 144A	7.768	12/15/37	1,000	1,276,214
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875	04/15/40	2,750	2,806,971

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	27

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A(aa)	5.500%	01/15/28	2,854	$2,638,405
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.375	02/01/27	1,400	1,425,875

				14,620,183

Real Estate 1.2%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A(aa)	7.875	11/15/25	2,275	2,226,985
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A(aa)	5.750	12/01/25	2,000	2,083,132
Howard Hughes Corp. (The), Sr. Unsec’d. Notes, 144A	5.375	03/15/25	775	812,835
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/26	1,725	1,703,948

				6,826,900

Real Estate Investment Trusts (REITs) 1.5%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(aa)	5.375	11/01/23	1,500	1,639,554
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes(aa)	4.500	01/15/28	2,000	2,094,813
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes(aa)	5.000	10/15/27	1,575	1,659,453
VICI Properties 1 LLC/VICI FC, Inc., Sec’d. Notes(aa)	8.000	10/15/23	748	813,408
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26	1,235	1,259,911
Gtd. Notes, 144A	4.625	12/01/29	1,000	1,031,275

				8,498,414

Retail 6.6%
Beacon Roofing Supply, Inc., Gtd. Notes, 144A	4.875	11/01/25	550	536,155
Brinker International, Inc., Gtd. Notes, 144A(aa)	5.000	10/01/24	1,250	1,319,979

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Carvana Co., Gtd. Notes, 144A(aa)	8.875%	10/01/23	3,775	$3,919,686
CEC Entertainment, Inc., Gtd. Notes(aa)	8.000	02/15/22	1,150	1,116,235
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	8.500	10/30/25	1,450	1,526,404
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	925	788,363
Sr. Unsec’d. Notes	6.500	05/01/21	1,850	1,600,883
Sr. Unsec’d. Notes	6.750	01/15/22	82	70,072
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20	975	648,924
Sr. Unsec’d. Notes	8.625	06/15/20	3,275	2,188,292
Golden Nugget, Inc.,
Gtd. Notes, 144A(aa)	8.750	10/01/25	1,800	1,909,422
Sr. Unsec’d. Notes, 144A(aa)	6.750	10/15/24	2,724	2,815,436
L Brands, Inc.,
Gtd. Notes(aa)	5.625	10/15/23	595	631,379
Gtd. Notes	6.750	07/01/36	700	604,463
Gtd. Notes	6.875	11/01/35	1,975	1,732,821
Michaels Stores, Inc., Gtd. Notes, 144A(aa)	8.000	07/15/27	2,000	1,923,271
PetSmart, Inc.,
Gtd. Notes, 144A	7.125	03/15/23	1,200	1,077,572
Sr. Sec’d. Notes, 144A(aa)	5.875	06/01/25	1,582	1,552,648
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	3,900	3,220,943
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500	11/01/23	200	203,665
Gtd. Notes(aa)	5.625	12/01/25	2,025	2,102,314
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.750	03/01/25	1,610	1,653,158
Sr. Unsec’d. Notes	5.875	03/01/27	175	180,549
Superior Plus LP/Superior General Partner, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.000	07/15/26	675	722,738
Yum! Brands, Inc., Sr. Unsec’d. Notes(aa)	3.875	11/01/20	2,250	2,271,666

				36,317,038

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	29

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors 0.2%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A(aa)	3.875%	09/01/22	1,090	$1,128,355

Software 2.5%
Camelot Finance SA, Sr. Sec’d. Notes, 144A	4.500	11/01/26	575	586,395
Dun & Bradstreet Corp. (The), Sr. Sec’d. Notes, 144A	6.875	08/15/26	175	190,945
Infor US, Inc., Gtd. Notes(aa)	6.500	05/15/22	2,354	2,399,347
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125	07/15/23	700	711,454
IQVIA, Inc., Gtd. Notes, 144A	5.000	05/15/27	725	761,811
RP Crown Parent LLC, Gtd. Notes, 144A(aa)	7.375	10/15/24	1,410	1,462,828
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A(aa)	11.375	12/01/21	7,265	7,508,150

				13,620,930

Telecommunications 10.2%
C&W Senior Financing DAC (Ireland), Sr. Unsec’d. Notes, 144A	6.875	09/15/27	1,225	1,295,570
CenturyLink, Inc.,
Sr. Unsec’d. Notes(aa)	5.625	04/01/25	1,830	1,928,464
Sr. Unsec’d. Notes, Series P	7.600	09/15/39	1,200	1,236,146
Sr. Unsec’d. Notes, Series U	7.650	03/15/42	1,930	1,986,777
CommScope Technologies LLC, Gtd. Notes, 144A(aa)	6.000	06/15/25	1,125	1,086,709
CommScope, Inc.,
Gtd. Notes, 144A(aa)	5.500	06/15/24	4,050	3,963,492
Gtd. Notes, 144A	8.250	03/01/27	750	754,369
Connect Finco SARL/Connect US Finco LLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.750	10/01/26	1,750	1,791,978
Digicel Group One Ltd. (Jamaica), Sr. Sec’d. Notes, 144A	8.250	12/30/22	425	243,454
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Saint Lucia), Sr. Sec’d. Notes, 144A	8.750	05/25/24	3,550	3,375,361

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750%	03/01/23	5,500	$2,750,250
Embarq Corp., Sr. Unsec’d. Notes	7.995	06/01/36	4,640	4,711,604
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23	1,305	1,038,673
Gtd. Notes, 144A(aa)	9.750	07/15/25	4,135	3,507,374
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	8.125	06/01/23	1,035	482,766
Iridium Communications, Inc., Sr. Unsec’d. Notes, 144A(aa)	10.250	04/15/23	2,850	3,053,462
Level 3 Parent LLC, Sr. Unsec’d. Notes(aa)	5.750	12/01/22	925	925,000
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A(aa)	8.000	04/01/24	4,000	4,079,141
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	900	959,297
Gtd. Notes	8.750	03/15/32	5,300	6,325,244
Sprint Corp., Gtd. Notes(aa)	7.625	02/15/25	1,925	2,107,124
Telesat Canada/Telesat LLC (Canada), Sr. Sec’d. Notes, 144A	4.875	06/01/27	400	406,500
T-Mobile USA, Inc., Gtd. Notes(aa)	6.375	03/01/25	1,200	1,246,933
West Corp., Gtd. Notes, 144A(aa)	8.500	10/15/25	5,220	4,183,098
Xplornet Communications, Inc. (Canada), Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%	9.625	06/01/22	2,579	2,575,073

				56,013,859

Toys/Games/Hobbies 0.1%
Mattel, Inc., Gtd. Notes, 144A	5.875	12/15/27	550	554,797

Transportation 0.8%
XPO Logistics, Inc., Gtd. Notes, 144A	6.125	09/01/23	200	206,735

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	31

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)
XPO Logistics, Inc., (cont’d.)
Gtd. Notes, 144A	6.500%	06/15/22	1,405	$1,432,115
Gtd. Notes, 144A(aa)	6.750	08/15/24	2,800	3,040,301

				4,679,151

TOTAL CORPORATE BONDS (cost $628,218,019)				632,023,050

			Shares

COMMON STOCKS 0.5%

Electric Utilities 0.5%
GenOn Energy Holdings, Inc. (Class A Stock)^*			9,187	1,906,302
Keycon Power Holdings LLC*			2,600	806,000

				2,712,302

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)			2,066	14,653

TOTAL COMMON STOCKS (cost $1,387,211)				2,726,955

TOTAL LONG-TERM INVESTMENTS (cost $683,383,338)				687,835,348

SHORT-TERM INVESTMENT 7.0%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $38,441,280)(w)			38,441,280	38,441,280

TOTAL INVESTMENTS 131.6% (cost $721,824,618)				726,276,628
Liabilities in excess of other assets (31.6)%				(174,364,243)

NET ASSETS 100.0%				$551,912,385

See Notes to Financial Statements.

32

Below is a list of the abbreviation(s) used in the semiannual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

PIK—Payment-in-Kind

REITs—Real Estate Investment Trust

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,860,894 and 0.9% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $388,104,339 segregated as collateral for amount of $180,000,000 borrowed and outstanding as of November 30, 2019.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at November 30, 2019.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(p)	Interest rate not available as of November 30, 2019.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Bank Loans	$—	$50,130,751	$2,954,592
Corporate Bonds	—	632,023,050	—
Common Stocks	—	820,653	1,906,302
Affiliated Mutual Fund	38,441,280	—	—

Total	$38,441,280	$682,974,454	$4,860,894

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2019 were as follows:

Telecommunications	13.5%
Oil & Gas	9.7
Home Builders	8.1
Media	8.0

Healthcare-Services	7.5%
Affiliated Mutual Fund	7.0
Retail	7.0
Chemicals	6.7

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	33

Schedule of Investments (unaudited) (continued)

as of November 30, 2019

Industry Classification (continued):

Entertainment	6.6%
Commercial Services	4.5
Diversified Financial Services	4.5
Electric	4.5
Mining	3.7
Computers	3.5
Software	3.4
Foods	3.2
Building Materials	3.0
Aerospace & Defense	2.8
Pipelines	2.7
Auto Parts & Equipment	2.6
Auto Manufacturers	1.8
Pharmaceuticals	1.6
Real Estate Investment Trusts (REITs)	1.5
Internet	1.4
Lodging	1.4
Real Estate	1.2
Packaging & Containers	1.1
Advertising	1.0
Gas	0.9
Engineering & Construction	0.9
Banks	0.9
Transportation	0.8
Iron/Steel	0.8
Insurance	0.5

Electric Utilities	0.5%
Machinery-Diversified	0.5
Agriculture	0.4
Distribution/Wholesale	0.4
Beverages	0.3
Housewares	0.2
Semiconductors	0.2
Metal Fabricate/Hardware	0.2
Miscellaneous Manufacturing	0.1
Home Furnishings	0.1
Energy-Alternate Sources	0.1
Toys/Games/Hobbies	0.1
Oil & Gas Services	0.1
Healthcare-Products	0.1
Household Products/Wares	0.0	*
Coal	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	131.6
Liabilities in excess of other assets	(31.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is credit contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of November 30, 2019, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

34

The effects of derivative instruments on the Statement of Operations for the six months ended November 30, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$1,462,691

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$240,761

For the six months ended November 30, 2019, the Fund’s average volume of derivative activities is as follows:

Credit Default Swap Agreements— Sell Protection(1)
$16,666,667

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	35

Statement of Assets and Liabilities (unaudited)

as of November 30, 2019

Assets
Investments at value:
Unaffiliated investments (cost $683,383,338)	$687,835,348
Affiliated investments (cost $38,441,280)	38,441,280
Cash	59,721
Dividends and interest receivable	12,474,840
Receivable for investments sold	2,688,424
Prepaid expenses	4,332

Total Assets	741,503,945

Liabilities
Loan payable	180,000,000
Payable for investments purchased	8,406,954
Management fee payable	479,278
Loan interest payable	373,881
Accrued expenses and other liabilities	188,331
Dividends payable	92,513
Deferred directors’ fees	50,603

Total Liabilities	189,591,560

Net Assets	$551,912,385

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484
Total distributable earnings (loss)	(81,995,356)

Net assets, November 30, 2019	$551,912,385

Net asset value per share ($551,912,385 ÷ 33,256,724 shares of common stock issued and outstanding)	$16.60

See Notes to Financial Statements.

36

Statement of Operations (unaudited)

Six Months Ended November 30, 2019

Net Investment Income (Loss)
Income
Interest income	$23,719,193
Affiliated dividend income	131,309
Unaffiliated dividend income (net of $ 221 foreign withholding tax)	1,253

Total income	23,851,755

Expenses
Management fee	2,924,588
Loan interest and commitment expense	2,599,755
Custodian and accounting fees	95,502
Shareholders’ reports	38,365
Legal fees and expenses	29,122
Audit fee	22,077
Registration fees	17,044
Transfer agent’s fees and expenses	11,768
Directors’ fees	8,585
Miscellaneous	8,599

Total expenses	5,755,405

Net investment income (loss)	18,096,350

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	5,321,068
Swap agreement transactions	1,462,691

6,783,759

Net change in unrealized appreciation (depreciation) on:
Investments	8,375,431
Swap agreements	240,761

8,616,192

Net gain (loss) on investment transactions	15,399,951

Net Increase (Decrease) In Net Assets Resulting From Operations	$33,496,301

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	37

Statements of Changes in Net Assets (unaudited)

	Six Months Ended November 30, 2019	Year Ended May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,096,350	$30,112,520
Net realized gain (loss) on investment transactions	6,783,759	116,693
Net change in unrealized appreciation (depreciation) on investments	8,616,192	2,397,916

Net increase (decrease) in net assets resulting from operations	33,496,301	32,627,129

Dividends and Distributions
Distributions from distributable earnings	(20,452,885)	(35,418,411)

Total increase (decrease)	13,043,416	(2,791,282)

Net Assets:
Beginning of period	538,868,969	541,660,251

End of period	$551,912,385	$538,868,969

See Notes to Financial Statements.

38

Statement of Cash Flows

For the Six Months Ended November 30, 2019

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations		$33,496,301

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from disposition of long-term portfolio investments		195,527,316
Purchases of long-term portfolio investments		(183,361,984)
Net proceeds (purchases) of short-term portfolio investments		(18,024,555)
Net premiums (paid) received for OTC swap agreements		1,703,452
Net realized (gain) loss on investment transactions		(5,321,068)
Net realized (gain) loss on swap agreements transactions		(1,462,691)
Net change in unrealized (appreciation) depreciation on investment transactions		(8,375,431)
Net change in unrealized (appreciation) depreciation on swap agreements transactions		(240,761)
(Increase) Decrease in Assets:
Dividends and interest receivable		(501,939)
Receivable for investments sold		4,281,417
Prepaid expenses		(3,361)
Increase (Decrease) in Liabilities:
Payable for investments purchased		257,431
Loan interest payable		(153,533)
Management fee payable		(14,114)
Due to broker-Variation margin swaps		(338,242)
Accrued expenses and other liabilities		109,760
Dividends payable		20,353

Total adjustment		(15,897,950)

Net cash provided by (used for) operating activities		17,598,351

Net cash provided by (used for) financing activities:
Capital distributions		(20,452,885)

Net cash provided by (used for) financing activities		(20,452,885)

Net increase (decrease) in cash and restricted cash		(2,854,534)
Cash and restricted cash at beginning of period		2,914,255

Cash and restricted cash at end of period		$59,721

Supplemental disclosure of cash flow information
Cash paid during the year for interest expense		$2,753,288

Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:
	November 30, 2019	May 31, 2019
Cash	$59,721	$74,255
Restricted Cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	—	2,840,000

Total cash and restricted cash	$59,721	$2,914,255

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	39

Notes to Financial Statements (unaudited)

PGIM High Yield Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

40

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

PGIM High Yield Bond Fund, Inc.	41

Notes to Financial Statements (unaudited) (continued)

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Directors. However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquired interests in loans directly (by way of

42

assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for centrally cleared swap agreements are considered restricted cash and are included in deposit with broker for centrally cleared/exchange-traded derivatives in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from

PGIM High Yield Bond Fund, Inc.	43

Notes to Financial Statements (unaudited) (continued)

counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

44

During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of November 30, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of

PGIM High Yield Bond Fund, Inc.	45

Notes to Financial Statements (unaudited) (continued)

the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments

46

to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for

PGIM High Yield Bond Fund, Inc.	47

Notes to Financial Statements (unaudited) (continued)

providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the reporting period ended November 30, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2019, were $183,361,984 and $195,736,050, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the reporting period ended November 30, 2019, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$20,416,725	$139,654,966	$121,630,411	$—	$—	$38,441,280	38,441,280	$131,309

*	The Fund did not have any capital gain distributions during the reporting period.

5. Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2019 were as follows:

Tax Basis	$720,331,294

Gross Unrealized Appreciation	27,035,027
Gross Unrealized Depreciation	(21,089,693)

Net Unrealized Appreciation	$5,945,334

48

The book basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2019 of approximately $87,943,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended May 31, 2019 are subject to such review.

6. Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. As of November 30, 2019, Prudential owned 9,640 shares of the Fund.

For the period ended November 30, 2019, the Fund did not issue any shares of common stock in connection with the Fund’s dividend reinvestment plan.

7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $240 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

The Fund utilized the credit facility during the reporting period ended November 30, 2019. The average daily outstanding loan balance for the 183 days that the Fund utilized the facility during the period was $180,000,000, borrowed at a weighted average interest rate of 2.84%. The maximum loan balance outstanding during the period was $180,000,000. At November 30, 2019, the Fund had an outstanding loan balance of $180,000,000.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the

PGIM High Yield Bond Fund, Inc.	49

Notes to Financial Statements (unaudited) (continued)

value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities. Such earnings are disclosed in the Statement of Operations under Other income. As of November 30, 2019, there were no earnings to be disclosed.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

50

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 331/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

PGIM High Yield Bond Fund, Inc.	51

Notes to Financial Statements (unaudited) (continued)

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10. Subsequent Event

Dividends to Shareholders: On November 26, 2019, the Fund declared monthly dividends of $0.105 per share payable on December 31, 2019, January 6, 2020 and February 28, 2020, respectively, to shareholders of record on December 13, 2019, December 27, 2019 and February 14, 2020, respectively. The ex-dates are December 12, 2019, December 26, 2019 and February 13, 2020, respectively.

52

Financial Highlights (unaudited)

	Six Months Ended November 30, 2019		Year Ended May 31,
			2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$16.20		$16.29	$16.84	$16.79	$17.84	$18.82
Income (loss) from investment operations:
Net investment income (loss)	0.54		0.91	0.90	0.98	1.06	1.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48		0.07	(0.36)	0.32	(0.75)	(0.59)
Total from investment operations	1.02		0.98	0.54	1.30	0.31	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.62)		(1.07)	(1.09)	(1.25)	(1.36)	(1.59)
Net asset value, end of period	$16.60		$16.20	$16.29	$16.84	$16.79	$17.84
Market price, end of period	$14.95		$13.93	$14.07	$15.59	$15.58	$15.75
Total Return(b):	11.87%		6.84%	(2.89)%	8.36%	8.23%	(2.92)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$551,912		$538,869	$541,660	$560,069	$558,403	$593,165
Average net assets (000)	$551,147		$539,282	$550,742	$559,484	$560,771	$602,489
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.09%	(e)	2.21%	1.84%	1.71%	1.55%	1.58%
Expenses before waivers and/or expense reimbursement	2.09%	(e)	2.21%	1.84%	1.71%	1.55%	1.58%
Net investment income (loss)	6.57%	(e)	5.58%	5.43%	5.84%	6.29%	6.60%
Portfolio turnover rate(f)	26%		87%	72%	65%	58%	58%
Asset coverage	407%		399%	428%	411%	372%	439%
Total debt outstanding at period-end (000)	$180,000		$180,000	$165,000	$180,000	$205,000	$175,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes interest expense of 0.94%, 1.06%, 0.71%, 0.54%, 0.40% and 0.41%, for the six months ended November 30, 2019, and years ended May 31, 2019, 2018, 2017, 2016 and 2015, respectively.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	53

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases.

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

54

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of common stock, the Plan

PGIM High Yield Bond Fund, Inc.	55

Other Information (unaudited) (continued)

Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

56

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

PGIM High Yield Bond Fund, Inc.	57

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Bond Fund, Inc. (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).1 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, two Investment Committees and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its

[1]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM High Yield Bond Fund, Inc.

Approval of Advisory Agreements (continued)

deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

Visit our website at pgiminvestments.com

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not

PGIM High Yield Bond Fund, Inc.

Approval of Advisory Agreements (continued)

have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three and five-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended May 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances,

Visit our website at pgiminvestments.com

PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	3rd Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over the five-year period, though it underperformed over the one- and three-year periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Bond Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey;

Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I and CG Variable Annuity Account II; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; Assurance IQ, LLC.

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; QMA LLC; Jennison Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Capital Partners, L.P.; Advanced Series Trust; Prudential Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2020

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Bond Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM HIGH YIELD BOND FUND, INC.

NYSE	ISD
CUSIP	69346H100

PICE1000E2

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio	Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End

Management Investment Companies – None.

Item 13 –	Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM High Yield Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 16, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 16, 2020